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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 9, 2002


                                   BELO CORP.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      1-8598                 75-0135890
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)



                    P.O. BOX 655237, DALLAS, TEXAS 75265-5237
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 977-6606


                                      NONE.
         (Former name or former address, if changed since last report.)



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ITEM 9.  REGULATION FD DISCLOSURE.

         On August 9, 2002, each of the Principal Executive Officer, Robert W. Decherd, and Principal Financial Officer, Dunia A. Shive, of Belo Corp. submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as Exhibit 99.1 and Exhibit 99.2.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    August 9, 2002


                                   BELO CORP.



                                   By:       /s/ Brenda C. Maddox
                                      -----------------------------------------
                                       Brenda C. Maddox
                                       Vice President, Assistant Secretary and
                                       Treasurer



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                                INDEX TO EXHIBITS


EXHIBIT
 NUMBER             DESCRIPTION
-------             -----------

99.1                Statement Under Oath of Principal Executive Officer dated August 9, 2002

99.2                Statement Under Oath of Principal Financial Officer dated August 9, 2002